Supplement dated February 13, 2023
to the following statutory prospectus(es):
Monument Advisor, Monument Advisor Select, Monument Advisor NY and Monument Advisor Select NY dated May 1, 2022

This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
1.
Effective April 21, 2023, the following Investment Portfolio is no longer available to receive transfers or new purchase payments.
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BlackRock Variable Series Funds II, Inc. - BlackRock U.S. Government Bond V.I. Fund: Class III
Accordingly, Appendix A: More Information About the Investment Portfolios is amended as follows:
Type	Underlying Mutual Fund and Adviser/ Subadviser	Current Expenses	Low Cost Sub-Account Fee[1]	Current Expenses + Low Cost Sub-Account Fee	Average Annual Total Returns (as of 12/31/2021)
					1 year	5 year	10 year
Fixed Income	BlackRock Variable Series Funds II, Inc. - BlackRock U.S. Government Bond V.I. Fund: Class III This Sub-Account is no longer available to receive transfers or new purchase payments effective April 21, 2023. Investment Advisor: Invesco Advisers, Inc. Investment Sub-Advisor: BlackRock Investment Management, LLC	0.88%*	0.00%	0.88%	-1.80%	2.26%	1.64%
*
This underlying mutual fund’s current expenses reflect a temporary fee reduction.
2.
The Board of Directors of BlackRock Variable Series Funds II, Inc. has approved the liquidation (the "Liquidation") pursuant to which the BlackRock U.S. Government Bond V.I. Fund (the "Portfolio) will be liquidated. The Liquidation is expected to occur on or about April 28, 2023 (the "Liquidation Date").
In anticipation of the Liquidation, the following changes apply to the contract:
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Effective on April 21, 2023, the Portfolio will no longer be available for transfers or new purchase payments.
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From the date of this supplement until the Liquidation Date, investors with allocations in the Portfolio may transfer allocations to any other available investment option. During this period, any transfers from the Portfolio will not be treated as a transfer for purposes of transfer limitations that would otherwise be applicable.
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On the Liquidation Date, any remaining assets of the Portfolio will be transferred to the Invesco V.I. Government Money Market Fund: Series I Shares.
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After the Liquidation Date, any and all references to the Portfolio are deleted.
PROS-0715